UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2006

MICROSEMI CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-8866	95-2110371
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2381 Morse Avenue, Irvine, California	92614
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

(949) 221-7100

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Section 1 - Registrant’s Business and Operations

Item 1.01	Entry a Material Definitive Agreement

On April 25, 2006 Microsemi Corporation, a Delaware Corporation (the “Registrant” or “Microsemi”) entered into an Amendment No. 1 to Agreement and Plan of Merger (the “Amendment”), which amended the Agreement and Plan of Merger dated November 2, 2005, by and among the Registrant, APT Acquisition Corp., Delaware corporation and wholly owned subsidiary of the Registrant, and Advanced Power Technology, Inc., a Delaware corporation (as so amendment the “Merger Agreement”). A copy of the Amendment was filed with the Securities and Exchange Commission on April 27, 2006 as Exhibit 2.6.1 to the Registrant’s Post-Effective Amendment No. 1 to Registration Statement on Form S-4 (Reg. No. 333-130655) and is hereby incorporated herein by this reference.

The Amendment amended the Merger Agreement to change the definition of “Merger Sub” to include that APT Acquisition Corp. was originally incorporated in Delaware under the name “Microsemi Corp. – Power.” The Amendment also amended the Merger Agreement’s provisions regarding the availability of dissenter’s rights under Delaware law to provide that holders of APT common stock shall be entitled to such rights. Additionally, the Amendment amended the provisions of the Merger Agreement regarding the conversion of APT common stock to account for the existence of dissenters rights under Delaware law. Finally, the Amendment amended the Registration’s representations and warranties with respect to the Registrant’s retention of finders or brokers in connection with the merger to reflect a claim made against the Registrant for a commission by Piper Jaffray & Company, which the Registrant has tentatively settled for $500,000.

Section	2 - Financial Information

Item 2.01	Completion of Acquisition or Disposition of Assets.

On April 28, 2006, the Registrant completed its acquisition of Advanced Power Technology, Inc. pursuant to the Merger Agreement filed as Exhibit 2.6, which description is hereby incorporated herein by this reference, as a result of which APT became a wholly owned subsidiary of the Registrant. As provided in the Merger Agreement, each share of APT common stock outstanding at the close of business on April 28, 2006 was converted into the right to receive 0.435 of a share of Microsemi common stock and $2.00 in cash. Microsemi issued approximately 4,895,048 shares of common stock in exchange for the outstanding shares of APT common stock and shall make cash payments in the exchange of approximately $22,505,972. The cash payments were made out of Microsemi’s working capital. Microsemi also assumed outstanding options to purchase approximately 1,108,588 shares of Advanced Power Technology, Inc. common stock, which options were adjusted pursuant to an implied exchange ratio of 0.508206442 of a share of Microsemi common stock for each whole share of APT common stock, into options to purchase approximately 563,391 shares of Microsemi common stock at their original exercise prices as adjusted by the same ratio and otherwise subject to the same terms and conditions. The closing price of Microsemi common stock on the Nasdaq Stock Market on April 28, 2006 was $27.32 per share.

APT is a leading supplier of power semiconductors for RF, microwave, linear, and Switch mode applications. APT shall be renamed Microsemi Corp.—Power Products Group after the consummation of the merger.

Section 8 – Other Events

Item 8.01	Other Events

On April 28, 2006 the Registrant issued a news release announcing that the Registrant has completed its acquisition of Advanced Power Technology, Inc. as described in connection with Item 2.01 above, which description is hereby incorporated herein by this reference.

A copy of the news release issued by the Registrant is attached as Exhibit 99.1 to this report and is incorporated herein by this reference.

Section 9 - Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(a) Financial statements of the business acquired

To be filed by amendment.

(b) Pro forma financial information

To be filed by amendment.

(d) Exhibits

Exhibit No.	Description

2.6

Agreement and Plan of Merger dated as of November 2, 2005, by and among the Registrant, APT Acquisition Corp., a Delaware corporation that is a wholly owned subsidiary of the Registrant, and Advanced Power Technology, Inc., a Delaware corporation, including the following exhibits:

Form of Voting Agreement

Form of Non-Competition Agreement

Form of Lock-up Agreement

Form of Option Assumption Agreement

Exhibits omitted but to be made available to the SEC at the SEC’s request:

Form of Employment Agreement

Form of Certificate of Merger

List of Parties to Ancillary Agreements

Previously filed as exhibit 2.6 to the Registrant’s Current Report on Form 8-K filed on November 7, 2005 and incorporated herein by reference.

2.6.1	Amendment No. 1 to Agreement and Plan of Merger dated as of April 25, 2006. Previously filed as Exhibit 2.6.1 to the Registrant’s Post-Effective Amendment No. 1 to Registration Statement on Form S-4 (Reg. No. 333-130655) filed on April 27, 2006 and incorporated herein by reference.

99.1	News Release of Microsemi Corporation, dated April 28, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICROSEMI CORPORATION (Registrant)

Date: April 28, 2006	/s/ DAVID R. SONKSEN
David R. Sonksen Executive Vice President, Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

2.6

Agreement and Plan of Merger dated as of November 2, 2005, by and among the Registrant, APT Acquisition Corp., a Delaware corporation that is a wholly owned subsidiary of the Registrant, and Advanced Power Technology, Inc., a Delaware corporation, including the following exhibits:

Form of Voting Agreement

Form of Non-Competition Agreement

Form of Lock-up Agreement

Form of Option Assumption Agreement

Exhibits omitted but to be made available to the SEC at the SEC’s request:

Form of Employment Agreement

Form of Certificate of Merger

List of Parties to Ancillary Agreements

Previously filed as exhibit 2.6 to the Registrant’s Current Report on Form 8-K filed on November 7, 2005 and incorporated herein by reference.

2.6.1	Amendment No. 1 to Agreement and Plan of Merger dated as of April 25, 2006. Previously filed as Exhibit 2.6.1 to the Registrant’s Post-Effective Amendment No. 1 to Registration Statement on Form S-4 (Reg. No. 333-130655) filed on April 27, 2006 and incorporated herein by reference.

99.1	News Release of Microsemi Corporation, dated April 28, 2006.